                            SECOND AMENDMENT OF LEASE

     This Agreement is entered into by and between Royale Investments, Inc., a Minnesota corporation and Wigest Corporation, an Indiana corporation.

     WHEREAS, Super Valu Stores, Inc., a Delaware corporation, now known as SUPERVALU INC. ("SuperValu") entered into a Building Lease dated July 2, 1991, as lessor, with Goldmark, Inc., a Indiana corporation, as lessee, ("Goldmark"), as amended by First Amendment of Lease dated as of June 25, 1992, which building lease together with the First Amendment are hereinafter referred to as the "Lease"; and

     WHEREAS, SuperValu assigned all of its lessor's interest in said Lease to Royale Investments, Inc., a Minnesota corporation (the "Lessor"); and

     WHEREAS, Goldmark has assigned all of its right, title and interest in and to the Lease to Wigest Corporation, an Indiana corporation, (hereinafter referred to "Lessee"); and

     WHEREAS, the parties are desirous of amending the terms and conditions of said Lease.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, Wigest (as the "Current Lessee"), and Royale Investments, Inc., (as the "Current Lessor"), do hereby amend the Lease to provide as follows:

     1. The term of the Lease specified at Article 4 of the Lease is hereby extended from fifteen years to twenty years. The term commenced on November 2, 1991. The expiration date is extended to November 1, 2011.

     2. The Minimum Rent specified shall also be increased but not decreased on November 1, 2006 by the amount equal to one-half of the percentage increase, if any, in the Food-at-Home Component of the Consumer Price Index for the period from November 1, 2001 to November 1, 2006, all as further similarly specified in Article 5 of the original Building Lease dated July 2, 1991.

     3. Pursuant to Article 27 of the Lease, notices hereafter intended for the Tenant shall be addressed to Tenant's Registered Agent or to:

                                             With a copy to:
               W.T. (Rusty) McKay            David Scott
               Wigest Corporation            Baker & Daniels
               6535 East 82nd Street         111 East Wayne Street
               Suite 106                     Suite 800

               Indianapolis, IN 56250        Fort Wayne, IN 46802


          and if intended for Lessor such notices shall be addressed to:

                                             With a copy to:
               Vernon R. Beck                John Parsinen
               Royale Investments, Inc. Parsinen Bowman Kaplan
               3430 List Place               & Levy, P.A.
               Minneapolis, MN 55416-4547    100 South Fifth Street
                                             Suite 1100
                                             Minneapolis, MN 55402

     4. Current Lessee does hereby assume the lessee's obligations under that certain Letter of Credit Agreement referenced in paragraph 6 on page 36 of the Lease to provide such Letter of Credit to Current Lessor pursuant to the terms and conditions of the Lease until November 2, 1996.

     5. Upon the execution of this Third Amendment of Lease, Current Lessee agrees the debts owed by Current Lessee to existing stockholders George W. McKay ($883,000), Nancy K. McKay ($35,000), William T. McKay, II ($80,000), George W. McKay, Jr. ($80,000), Stafford McKay ($80,000), Jean K. Chandler ($21,000), and Susan K. Meyer ($21,000),
          shall remain at all times and hereby are subordinated (pursuant to the terms of a Subordination Agreement of even date herewith), to any and all obligations of the Current Lessee under the Lease, including but not limited to the obligations to pay rent, it being understood and agreed that Current Lessee's equity and subordinated debt is being relied upon by Current Lessor and its lender to support obligations under the Lease and that any transfer or redemption of or payment of such debt contrary to the terms and conditions of the Subordinated Agreement of even date herewith would severely injure and damage Current Lessor and its lender.

     6. SuperValu executed a certain Guaranty Agreement dated June 25, 1992 in favor of Lessor guarantying certain obligations of the Lessee (Goldmark and/or Lessee) under the Lease (the "Guaranty"). Said Guaranty provides that Lessor shall pay SuperValu a Guaranty Availability Fee, in arrears on June 25th of each year of 1% per Guaranty Year of the maximum amount of the Guaranty available to any person or entity during such Guaranty Year. Lessee agrees to pay Lessor, as additional rent, $17,500 on or before June 1 of each year to reimburse Lessor for a portion of the Guaranty Availability Fee for as long as said Guaranty shall remain in effect with respect to the Lease.

     Except as herein modified, the Lease remains in full force and effect.


     IN WITNESS WHEREOF the parties hereto have executed this agreement this ___ day of ____________, 1996.

                                   ROYALE INVESTMENTS, INC.,
                                   a Minnesota corporation


                                   By:
                                      -------------------------------
                                   Its:
                                       ------------------------------



STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of ___________, 1996, by _______________________ the ______________________ of
Royale Investments, Inc., a Minnesota corporation, on behalf of the corporation.


                                   -----------------------------------
                                   Notary Public

                                   WIGEST CORPORATION, an Indiana
                                   corporation


                                   By:
                                      -------------------------
                                   Its:
                                       -----------------------



STATE OF INDIANA              )
                              )ss.
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this ___ day of ___________, 1996, by ________________________ the _____________________ of
Wigest Corporation, an Indiana corporation, on behalf of the corporation.


                                   ------------------------------

                CONSENT OF AMERICAN UNITED LIFE INSURANCE COMPANY            2ND

     WHEREAS, American United Life Insurance Company ("AUL") is the mortgagee of record with respect to an Indenture of Mortgage and Security Agreement with Assignment of Rents dated June 1, 1992, and recorded June 26, 1992, as Instrument No. 92-83880 in the office of the Marion County Recorder, Indiana, (the "Mortgage"), which mortgage was executed by Royale Investments, Inc., a Minnesota corporation, as mortgagor; and

     WHEREAS, AUL has further entered into a Subordination, Non-Disturbance and Attornment Agreement dated June 25, 1992, (the "Subordination Agreement"), recorded June 26, 1992, as Instrument No. 92-83882, with Goldmark, Inc., as the tenant, of the property which is the subject of the Mortgage and Subordination Agreement; and

     WHEREAS, AUL is also the assignee pursuant to an Assignment of Rents, Leases and Agreements dated June 1, 1992, and recorded June 26, 1992, as Instrument No. 92-83881 in the office of the Marion County Recorder, wherein Royale Investments, Inc., was the assignor, (hereinafter referred to as the "Assignment").

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, AUL does hereby consent to and approve the modifications and amendments of the Lease referenced in the attached Second Amendment of Lease, such consent and approval being subject to the terms and conditions of the Second Amendment of Lease, provided further that Wigest Corporation's interest shall be and remains subject to the terms and conditions of the Mortgage, the Subordination Agreement, and the Assignment of Rents and other related collateral mortgage documents.

     IN WITNESS WHEREOF this consent has been executed this ___ of ___________, 1996.

                                   AMERICAN UNITED LIFE INSURANCE
                                   COMPANY, an Indiana corporation

                                   By:
                                      --------------------------------
                                   Its:
                                       ------------------------------

STATE OF INDIANA              )
                              )ss.
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1996 by ______________________ the ______________________ of
American United Life Insurance Company, an Indiana corporation, on behalf of the corporation.

                                   ------------------------------
                                   Notary Public

                            CONSENT OF SUPERVALU INC.                        2ND

     WHEREAS, SUPERVALU INC., a Delaware corporation, ("SUPERVALU") was formerly known as Super Valu Stores, Inc.; and

     WHEREAS, SUPERVALU entered into a certain Companion Lease with Royale Investments, Inc. as lessor and SUPERVALU as lessee, a Memorandum of said Lease being dated June 25, 1992 was recorded June 26, 1992, as Instrument No. 92-83879 in the office of the Marion County Recorder, Indiana, the leased premises referred to in said SUPERVALU lease being the same premises which are the subject of the Lease described in the attached Second Amendment of Lease and the Indenture of Mortgage and Security Agreement with Assignment of Rents recorded as Instrument No. 92-83880 in favor of American United Life Insurance Company, as mortgagee, recorded in the office of the Marion County Recorder; and

     WHEREAS, SUPERVALU entered into a certain Guaranty Agreement dated June 25, 1992, by and between SUPERVALU and Royale Investments, Inc., wherein SUPERVALU guaranteed certain terms and conditions of the Lease identified in the attached Second Amendment of Lease.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned SUPERVALU does hereby consent to and approve the modifications and amendments of the Lease referenced in the attached Second Amendment of Lease. All terms and conditions of said Guaranty Agreement dated June 25, 1992, remain in full force and effect undisturbed by said Second Amendment of Lease, including the June 25, 2002 expiration date of said Guaranty.

     IN WITNESS WHEREOF this consent has been executed this ___ of ___________, 1996.

                                   SUPERVALU INC., a Delaware corporation

                                   By:
                                      -----------------------------------
                                   Its:
                                       ---------------------------------

STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1996 by ________________________ the _____________________ of
SUPERVALU INC., a Delaware corporation, on behalf of the corporation.


                                   ------------------------------
                                   Notary Public